UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2004

American Woodmark Corporation®

(Exact name of registrant as specified in its charter)

Virginia	0-14798	54-1138147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3102 Shawnee Drive, Winchester, Virginia	22601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

American Woodmark Corporation

ITEM 8.01. OTHER EVENTS

On August 25, 2004, the Registrant issued a press release announcing results for the first quarter ended July 31, 2004. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

99.1	The Registrant’s Press Release dated August 25, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION

(Registrant)

/s/ DENNIS M. NOLAN, JR.	/s/ JAMES J. GOSA
Dennis M. Nolan, Jr. Corporate Controller	James J. Gosa President & Chief Executive Officer

Date: August 25, 2004	Date: August 25, 2004

Signing on behalf of the registrant and as principal accounting officer	Signing on behalf of the registrant and as principal executive officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	The Registrant’s Press Release dated August 25, 2004